Income Taxes (Income Tax Expense Differences from the Amount Computed by Applying the U.S. Federal Income Tax Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Taxes
Income tax expense differences from the amount computed by applying the U.S. Federal income tax rate to income before income taxes (as a percent)	35.00%	35.00%	35.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 69,253	$ 72,389	$ 80,560
Change in taxes resulting from:
Tax-exempt interest income	(3,940)	(3,910)	(4,554)
State tax, net of federal income taxes and tax credit	3,287	3,371	3,377
Other investment income	(3,694)	(3,540)	(3,615)
Other	(1,835)	1,806	1,019
Total income taxes	$ 63,071	$ 70,116	$ 76,787